EXHIBIT 10.3

BLISS ESSENTIALS CORP.

SUBSCRIPTION AGREEMENT

Bliss Essentials Corp.
c/o Randolf W. Katz
2020 Main Street, Suite 600
Irvine, California 92614

Dear Mr. Katz:

     The undersigned hereby subscribes to purchase _______________shares (the “Shares”) of Common Stock of Bliss Essentials Corp., a Nevada corporation (the “Company”), in accordance with the following paragraphs. This subscription may be rejected in whole or in part by the Company, in its their sole and absolute discretion for any cause or for no cause. Any questions regarding this document or the investment described herein should be directed to Randolf W. Katz, 2020 Main Street, Suite 600, Irvine, California 92614, (949) 223-7103 .

          1. Purchase. Subject to the terms and conditions hereof, the undersigned hereby irrevocably agrees to purchase _______________Shares at $3.00 per Share for a total purchase price of $_______________, and tenders such purchase price by means of a check (cashiers, certified, or personal), money order, or wire transfer made payable to: “Bryan Cave LLP Client Trust Account, as Escrow Agent for Bliss Essentials Corp.”

          2. Representations and Warranties of the Undersigned. The undersigned hereby makes the following representations and warranties to the Company, and the undersigned agrees to indemnify, hold harmless, and pay all judgments of the claims against the Company for any liability or injury, including, but not limited to, that arising under federal or state securities laws, incurred as a result of any misrepresentation herein or any warranties made by the undersigned.

(a)	The undersigned is the sole and true party in interest and is not purchasing for the benefit of any other person;

(b)	The undersigned confirms receipt and careful review of all written material provided by, or on behalf of, the Company in respect of its business and prospects, the pending transaction with Clearant, Inc. (“Clearant”), and all information provided by Clearant to its shareholders and the undersigned in respect of its business and prospects, including all attachments and exhibits thereto. The undersigned understands that all books, records, and documents of the Company relating to this investment have been and remain available for inspection by the undersigned upon reasonable notice. The undersigned confirms that all documents requested by the undersigned have been made available, and that the undersigned has been supplied with all of the additional information concerning this investment that has been requested. The undersigned confirms that he has obtained sufficient information, in his judgment or that of his independent purchaser representative, if any, to evaluate the merits and risks of this investment. The undersigned confirms that he has had the opportunity to obtain such independent legal and tax advice and financial planning services as the undersigned has deemed appropriate prior to making a decision to subscribe for the Shares. In making a decision to purchase the Shares, the undersigned has relied exclusively upon his experience and judgment, or that of his purchaser representative, if any, upon such independent investigations as he, or they, deemed appropriate, and upon information provided by the Company in writing or found in the books, records, or documents of the Company;

(c)	The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of an evaluation of the merits and risks of this investment;

(d)	The undersigned is aware that an investment in the Company is highly speculative and subject to substantial risks. The undersigned is capable of bearing the high degree of economic risk and burdens of this venture, including, but not limited to, the possibility of a complete loss, the lack of a sustained and orderly public market, and limited transferability of Securities, which may make the liquidation of this investment impossible for the indefinite future;

(e)	The offer to sell the Shares was directly communicated to the undersigned by such a manner that the undersigned, or his purchaser representative, if any, was able to ask questions of and receive answers from the Company or a person acting on its behalf concerning the terms and conditions of this transaction. At no time, except in connection and concurrently with such communicated offer, was the undersigned presented with or solicited by or through any leaflet, public promotional meeting, television advertisement, or any other form of general advertising;

(f)	The Shares are being acquired solely for the undersigned’s own account, for investment, and are not being purchased with a view to resale, distribution, subdivision, or fractionalization thereof;

(g)	The undersigned understands that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, in reliance upon exemptions from regulation for non–public offerings. The undersigned understands that the Shares or any interest therein may not be, and agrees that the Shares or any interest therein will not be, resold or otherwise disposed of by the undersigned unless the Shares are subsequently registered under the Securities Act and under appropriate state securities laws or unless the Company receive an opinion of counsel satisfactory to it that an exemption from registration is available;

(h)	The undersigned has been informed of and understands the following:

(1)	There are substantial restrictions on the transferability of the Shares;

(2)	No federal or state agency has made any finding or determination as to the fairness for public investment, nor any recommendation nor endorsement, of the Shares;

(i)	None of the following information has ever been represented, guaranteed, or warranted to the undersigned, expressly or by implication by any broker, the Company, or agent or employee of the foregoing, or by any other person:

(1)	The approximate or exact length of time that the undersigned will be required to remain as a holder of the Shares;

(2)	The amount of consideration, profit, or loss to be realized, if any, as a result of an investment in the Company;

(3)	That the past performance or experience of the Company, its officers, directors, associates, agents, affiliates, or employees or any other person will in any way indicate or predict economic results in connection with the plan of operations of the Company or the return on the investment;

(j)	The undersigned has not distributed any information relating to this investment to anyone other than his purchaser representative, if any, and no other person except such personal representative and the undersigned has used this information;

(k)	The undersigned hereby agrees to indemnify the Company and to hold it harmless from and against any and all liability, damage, cost, or expense, including its attorneys’ fees and costs, incurred on account of or arising out of:

(1)	Any material inaccuracy in the declarations, representations, and warranties hereinabove set forth;

(2)	The disposition of the Shares or any part thereof by the undersigned, contrary to the foregoing declarations, representations, and warranties;

(3)	Any action, suit, or proceeding based upon:

(i)	the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; or

(ii)	the disposition of the Shares or any part thereof.

          4. Transferability. The undersigned agrees not to transfer or assign the obligations or duties contained in this Subscription Agreement or any of the undersigned’s interest herein except to a subsidiary or affiliate of the undersigned. The undersigned agrees not to sell, transfer, or assign any of its right, title, and interest in and to the Shares except to a subsidiary or affiliate of the undersigned.

          5. Accredited Investor. The undersigned is an “accredited investor,” as that term is defined in Rule 501(c) of Regulation D promulgated under the Securities Act.

          6. Understandings of the Purchaser. The undersigned acknowledges, understands, and agrees that:

(a)	The Company reserves the right to reject all or any part of this subscription in their sole and absolute discretion for any cause or for no cause;

(b)	The undersigned will be promptly notified by the Company whether this subscription has been accepted, either in whole or in part, and if not accepted in whole, agrees to accept the return of a proportionate part of the funds tendered to the Company as a refund or a return, and in either case without interest thereon or deduction therefrom; and

(c)	The Shares shall be deemed issued and owned by the undersigned upon the Company’s receipt of the purchase price therefor and its acceptance thereof.

          7. State Securities Laws. The offering and sale of the Shares is intended to be exempt from qualification under the securities laws of Nevada and _______________ [list any other state].

          8. Regulation D. Notwithstanding anything herein to the contrary, every person or entity who, in addition to or in lieu of the undersigned, is deemed to be a “purchaser” pursuant to Regulation D promulgated under the Securities Act or any state law, does hereby make and join in making all of the covenants, representations, and warranties made by the undersigned.

          9. Acceptance. Execution and delivery of this Subscription Agreement shall constitute an irrevocable offer to purchase the Shares indicated, which offer may be accepted or rejected in whole or in part by the Company in its sole and absolute discretion for any cause or for no cause. Acceptance of this offer by the Company shall be indicated by its execution hereof.

          10. Binding Agreement. The undersigned agrees that the undersigned may not cancel, terminate, or revoke this Subscription Agreement or any agreement of the undersigned made hereunder, and that this Subscription Agreement shall survive the death or disability of the undersigned and shall be binding upon the heirs, successors, assigns, executors, administrators, guardians, conservators, or personal representatives of the undersigned.

          11. Choice of Law; Forum. Notwithstanding the place where this Subscription Agreement or any counterpart hereof may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Nevada and that any actions related hereto shall be brought in a court of competent jurisdiction located in the County of Clark, State of Nevada.

     IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth on the signature page.

     The undersigned desires to take title in the Shares as an _______________[individual, trust, partnership, corporation]. The exact spelling of name(s) under which title to the Shares shall be taken, and the exact location for delivery of the Shares, is (please print):

Name(s)

(address)

SUBSCRIPTION AGREEMENT

SIGNATURE PAGE

Purchase Price subscribed: $_______________ Number of Shares subscribed: _________________

          Name of Purchaser(s) (Please print or type)

Signature

Signature

Social Security/Tax Identification Number: ________________________

Mailing Address:

Executed at __________________, this __________day of March, 2005.
                              (location)

SUBSCRIPTION ACCEPTED:

BLISS ESSENTIALS CORP.
By:
[ ], Authorized Signatory

DATE: March [   ], 2005